Exhibit 99.1

Thursday, February 11 8:00 a.m. – 12:30 p.m.

Forward-Looking Statements and Additional Information

The following should be read in conjunction with the financial statements, notes and other information contained in the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

In the presentation that follows and related comments by Ally Financial Inc. ("Ally") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "explore," "positions," "intend," "evaluate," "pursue," "seek," "may," "would, " "could, " "should, " "believe, " "potential, " "continue," or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors, and Ally and Chrysler and our ability to further diversify our business; our ability to maintain relationships with automotive dealers; the significant regulation and restrictions that we are subject to as a bank holding company and financial holding company; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our credit ratings; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term "loans" describes products associated with direct and indirect lending activities of Ally's operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term "originate" refers to Ally's purchase, acquisition or direct origination of various "loan" products.

2

ALLY FINANCIAL
Investor Day

Agenda Presentation Primary Speaker Start Time End Time Enterprise Overview & Strategy Jeff Brown (JB) Chief Executive Officer 8:00 am 8:30 am Dealer Financial Services Tim Russi President – Auto Finance 8:30 am 9:30 am Deposits and Consumer Products Diane Morais CEO & President – Ally Bank 9:30 am 10:15 am Break 10:15 am 10:30 am Risk Management Dave Shevsky Chief Risk Officer 10:30 am 11:00 am Financial Overview & Outlook Chris Halmy Chief Financial Officer 11:00 am 11:30 am Ally Brand and Customer Approach Andrea Riley Chief Marketing Officer 11:30 am 12:00 pm Closing Comments and CEO Q&A Jeff Brown (JB) Chief Executive Officer 12:00 pm 12:30 pm 3

Management Presenters Jeff Brown, Chief Executive Officer • Named Chief Executive of Ally Financial in February 2015 and also serves on the Ally Board of Directors • Joined Ally as Corporate Treasurer in March 2009, and served in a variety of key leadership roles, including President and CEO of Ally’s Dealer Financial S ervices business and head of Finance and Corporate Strategy • Formerly Corporate Treasurer at Bank of America, where he spent over 10 years serving in a variety of finance and treasury roles, including Balance Sheet Management and Corporate Funding Chris Halmy, Chief Financial Officer • Named Chief Financial Officer of Ally Financial in November 2013 • Joined Ally in 2009 and most recently served as Ally’s Corporate Treasurer • Formerly Global Funding Executive at Bank of America • Prior experience in treasury, finance and accounting positions at Bank of America, MBNA, Merrill Lynch, JP Morgan and Deloitt e Tim Russi, President of Auto Finance • Joined Ally in October 2008 as EVP of North American Auto Operations • Formerly served as President of Dealer Financial Services for Bank of America • More than 30 years of business and financial services experience, including US Leasing, Deloitte, DHR International and Ernst & Young Diane Morais, Chief Executive Officer and President, Ally Bank • Named President and CEO of Ally Bank in March 2015 • Joined Ally in May 2008 as Deposits and Product Innovation Executive • 12 years of experience at Bank of America where she held a variety of senior leadership roles including Deposit and Debit Products Executive and 9 years at Citibank’s credit card division Dave Shevsky, Chief Risk Officer • Named Chief Risk Officer of Ally Financial in December 2015 • Joined Ally in 1986 and has held a series of key roles supporting the auto finance operation from a credit analysis and risk management perspective • Most recently served as Chief Risk Officer for Ally Bank since 2011 • Served in the United States Air Force prior to joining Ally Andrea Riley, Chief Marketing Officer • Named Chief Marketing Officer of Ally Financial in May 2015 • Joined Ally in 2008 and was responsible for corporate rebrand development as well as the launch of Ally Bank • Prior to joining Ally, spent 20 years at Campbell - Ewald Advertising where she led the agency’s Chevrolet account 4

Additional Participants



Doug Timmerman, President, Ally Insurance
- Named President of Ally Insurance in the spring of 2014
- Joined Ally in 1986 and has held a variety of leadership roles within the organization in commercial lending, consumer lending, collections, sales and marketing
- Most recently, served as vice president of Auto Finance for the Southeast region where he was responsible for sales, risk management and portfolio management for more than 4,000 dealer relationships across 11 states



Mike Kane, Vice President of Consumer Credit Operations
- Named Vice President of Consumer Credit Operations in June 2010 and is responsible for consumer lending (loan and lease), as well as underwriting, contract processing, collections and loss mitigation
- Prior to joining Ally, spent over 14 years at CitiFinancial Auto where he served as Senior Vice President of Auto Operations
- Prior experience in consumer banking and credit management dating back to 1983



Steve Kapusta, Vice President, Remarketing
- Named Vice President of Ally Remarketing in June 2015
- Joined Ally in 1988 and has held a series of key roles in the Controller's Office, Treasury and Remarketing
- Currently responsible for the SmartAuction platform and end-to-end remarketing services of all Ally accounts



Steve Merritt, Chief Risk Officer of Consumer Auto
- Named Chief Risk Officer of Consumer Auto in January 2012
- Joined Ally in 2009 with responsibility for establishing corporate risk functions including CCAR, operational risk, and an enterprise risk framework
- Prior to joining Ally, spent 15 years at Bank of America in a variety of positions in Finance, Treasury and Risk



Brad Brown, Corporate Treasurer
- Named Corporate Treasurer in November 2013
- Joined Ally in 2011 and most recently served as Ally's Structured Funding Executive
- Formerly Managing Director at Bank of America responsible for structured funding
- Spent 11 years in investment banking focused on asset backed securitization at Bank of America



Michael Brown, Executive Director of Investor Relations
- Served as Executive Director of Investor Relations since joining Ally in 2009
- Prior to joining Ally, spent 12 years in investment banking focused on asset-backed securitization at Bank of America and Lehman Brothers International (Europe)
- CFA® charterholder

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ALLY FINANCIAL Investor Day

6 Enterprise Overview and Strategy Jeff Brown (JB) Chief Executive Officer

7 Strong Fundamentals and Unique Opportunities Strong Foundation Industry Leading Auto Finance Franchise “Best Online Bank” 1 Represents a non - GAAP financial measure. See Appendix for details Operational Evolution • Digitization is transforming the market, playing to Ally’s strengths • Proven adaptability of business • Gradual product diversification Financial Opportunities • Lower preferred dividends • Normalized bank funding • Capital deployment Building on Strong Foundation Driving Total Shareholder Return 10 - 12% Core ROTCE 1 15% +/ - EPS Growth 1 9 - 10% Adj. TBVPS Growth 1

8 Core Strengths x Defining presence in the auto finance market x Strong and embedded auto dealer relationships x Digital capabilities transforming traditional banking and auto finance x Award winning deposit platform x Loyal and growing customer base x Culture built on superior customer service and innovation x Established and well - respected brand x Experienced management team has demonstrated ability to deliver results and adapt and respond to challenges

9 Strong Fundamental Momentum Successfully Repositioned Origination Mix • Used originations totaled $14.8 billion, or 36% of 2015 originations ($ billions) $8.3 $12.7 $6.8 $9.6 $12.6 $15.2 $13.3 $3.4 $41.0 $41.0 2014 2015 Growth Chrysler GM Standard GM Subvented +53% %∆ YoY +41% +21% Growth channel represents auto originations from non - GM / non - Chrysler dealers

10 Strong Fundamental Momentum (millions) 3.7 5.6 6.7 7.8 9.1 10.6 2010 2011 2012 2013 2014 2015 Record Auto Application Volume

11 Strong Fundamental Momentum Strong Deposit Growth (billions) $21.8 $27.7 $35.0 $43.2 $48.0 $55.4 $10.0 $9.9 $9.9 $9.7 $9.9 $10.7 $31.8 $37.6 $45.0 $52.8 $57.8 $66.2 2010 2011 2012 2013 2014 2015 Ally Bank Retail Ally Bank Brokered • Ally Bank currently funds 98% of commercial auto and 75% of consumer auto originations • Core deposit funding is a key differentiator for Ally

(millions) 4.0 4.4 4.8 5.1 5.3 5.5 2010 2011 2012 2013 2014 2015 12 Strong Fundamental Momentum Strong Customer Growth Includes consumer auto accounts, dealer relationships and retail deposit customers

Our Industry is Evolving 75 % W ould buy a car online if they could experience the car virtually 2 Utilize digital channels as their primary information source 1 75% 333% Consumer preferences are creating opportunities for innovation Well - positioned for the millennial customer : • 24% of customer base are millennials; 47% of new Bank customers • $200 billion annual spending • $30 trillion in generational wealth transfer projected 1 Autotrader, 2014 Automotive Buyer Influence Study; 2 Accenture Automotive Industry Digital Survey 2015; 3 2015 Experian State of Credit (2010 - 2015) 4 FDIC National Information Center and SEC Filings (2010 - 2015) 13 Auto Financing Direct Banking 77% Increase in weekly mobile banking users 3 Growth in direct banking market share 4

14 Well Positioned as Marketplace Evolves • Proven ability to execute with successful online deposit platform • Banking continues trend toward digitization • No historical baggage of traditional banks • Vehicle purchasing process is evolving 70 % of consumers who plan to apply for checking would prefer to do so in digital channels 1 56% of car buyers want to start negotiations online 2 Ally strengths are aligned with: Shifts in traditional banking Emerging trends in FinTech 1 Javelin, August 2015 Digital Banking Report; 2 2015 Autotrader Car Buyer of the Future Study

Attractive Customer Base for Expansion

- 5.5 million customers with unique demographics and financial profiles across the franchise
- Only 19k customers have auto and deposit overlap
- Limited crossover of the existing customer base represents a meaningful opportunity to expand relationships

Age Distribution Shift

- 47% of new depositors are millennials, compared to 35% of the existing portfolio
- Average age of auto customer has declined 5 years, with millennials comprising 18% of origination volume (~2x current portfolio)

Benefits of Business Expansion

- ✓ Reinforces deep customer relationships
  - Focus on customer growth, retention and deposit "beta"
- ✓ Positions for steady long-term EPS growth and modest revenue diversification
- ✓ Provides more opportunities to deploy capital and optimize ROE
- ✓ Operating leverage given fixed operational and regulatory costs
- ✓ Leverages brand, deposit and customer base

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ALLY FINANCIAL Investor Day

16 Planting Seeds for the Future in 2016 – “Ally 2.0” • “One Ally” • Integration of businesses can lead to better consumer profitability Integrate Customer Experience Auto Product Expansion SmartAuction Marketplace Expand Corporate Finance Mortgage Credit Card • Consumer behavior and use of technology is evolving • Continue to adapt capabilities as market evolves • A leading digital auto auction platform • Expand usability to our retail customers (consumers to dealers) • Added Technology Finance vertical in 2015 • Plan to grow portfolio by 25% • Ally marketing but outsourcing processing and servicing • High - quality jumbo loans retained on Ally’s balance sheet • Co - branded retail credit card offering • No balance sheet usage or credit risk Technology Investments • Stay on leading edge of digital technology • Improve flexibility and speed across lending platform

I U Daddy! 17 Possibilities White Board Future of Auto Changing Consumer Behavior Direct Lending Autonomous Vehicles Other Lending Verticals Personal Student Small Business Wealth Management “ Robo Advisor” Ride Sharing Online Brokerage Mortgage Card Commercial Leverage Auto Platform Trucks Treasury Services Fleet Equipment Large Small Powersport Partnerships Near - term initiatives have been identified with optionality to explore a number of longer - term possibilities

18 Regulatory Progress and Priorities • Non - objection to 2015 CCAR Submission - Approval to redeem $1.3 billion of Series G Preferred - Approval to eliminate $1.0 billion of Series A Preferred - Approval to redeem $500 million of Trust Preferred • Mid - cycle approval to address remaining $1.3 billion of Series G Preferred - Paves the way to become a future common dividend payer and buyback common shares • Approval to originate 620 - 660 FICO score loans at Ally Bank Ally is focused on a number of important regulatory initiatives Important Progress in 2015 Important Future Priorities • Initiate a dividend and share buyback program • Application has been filed for Ally Bank to become a Federal Reserve member • Ability to originate full spectrum of auto loans at Ally Bank • Ability to normalize capital levels at Ally Bank “Regulatory Normalization”

19 Milestones for 2016 Unique opportunity combining both operational growth and continued financial restructuring • Maintain a leading auto finance position • $ 7.5 billion of annual deposit growth Business Fundamentals Business and Customer Expansion Capital Management and Regulatory Initiatives Financial Results • Expand in alternative auto lending channels • Introduce mortgage and credit card • Initiate dividend and share buyback program • Improve funding efficiency through Ally Bank • 15% +/ - EPS CAGR • 10+% Core ROTCE 1 , driving to 12% • 9 - 10 % Book Value Per Share Growth 1 1 Represents a non - GAAP financial measure. See Appendix for details

20 Highest Priority on Capital Management • Priorities: - Take care of Ally customers for the long - term - Optimize ROE vs. growth - Increase avenues for attractive capital deployment - Disciplined risk management - CCAR process remains critical Foundational: Earn appropriate returns on outstanding shareholder capital Capital Generation • Net income >$1B annually • Deferred Tax Asset Utilization (~$1B disallowed 1 as of 12/31/15) • Balance Sheet Management Capital Allocation • Common Dividend • Share Repurchases • Incremental Asset Growth - Must meet ROE hurdles - Current stock price sets high bar • Liability Management 1 Based on Basel III fully phased - in approach

21 Plan to Drive Total Shareholder Return • Targeting 1 - 2% yield initially • Grow dividend over time • Near term: Lower preferred dividends • Longer term: - Continued bank funding expansion - Balance business expansion vs. return of capital • Further improve return on equity • Continue to steadily build book value • Continue to demonstrate reliable earnings results • Demonstrate optionality for smart growth Initiate a Common Dividend Expand EPS Expand Multiples

Significant Potential For Total Shareholder Return • Focused on improving multiples and growing book value 22 Book Value Multiple Example 3 Year Cumulative Total Shareholder Return Adjusted Tangible Book Value Per Share 1 Growth Represents current book value multiple and TBVPS growth guidance Assumes $16 share price and TBVPS of $24.60. Includes a 1% dividend 1 Represents a non - GAAP financial measure. See Appendix for details 7% 8% 9% 10% 11% 12% $30.14 $30.99 $31.86 $32.74 $33.64 $34.56 1.2 129% 135% 142% 149% 155% 162% 1.1 110% 116% 122% 128% 134% 141% 1.0 91% 97% 102% 108% 113% 119% 0.9 73% 77% 82% 87% 92% 97% 0.8 54% 58% 62% 67% 71% 76% 0.7 35% 39% 42% 46% 50% 54% 0.6 16% 19% 22% 26% 29% 33% 0.5 -3% 0% 3% 5% 8% 11%

23 Dealer Financial Services Auto Finance Tim Russi President, Auto Finance

24 Industry Snapshot • New vehicle sales expected to increase modestly in near - term • Steady volume of off lease vehicles will slightly impact 2016 used car prices; Strength in trucks and SUVs favoring domestics – oil prices is primary factor • Dealer health and profitability is robust • Focus on customer experience – investing in facilities and leveraging technology • Remaining fairly disciplined in production, pricing and incentives • Demand pull production versus supply push • Competition is “normal” and largely practicing responsible consumer lending • Commercial lending will remain competitive from a pricing perspective • Consumers are employed and staying within means • Buying behavior gradually shifting with technology Sales • Industry participants exploring the future of mobility • What role will ridesharing, electric vehicles and autonomous driving play in the future? Timeline? Key decisions along the way? OEMs Dealers Consumer Competition Innovation

Ally Auto Finance: Leading Today; Ready for Tomorrow 2015 Successful transformation led to strong results Ongoing Adaptability and customer focus are keys to success Longer - term Market - leadership culture, innovative spirit and great relationships will advantage us in navigating the future 25

26 Ally Auto Transformation Historical Yesterday Tomorrow Today Category Leadership • Innovate digitally • Leverage expertise, scale and relationships • Collaborate and partner to increase speed to market • Navigate market dynamics Dealer Centric (‘13 - present) • No exclusivity • Fully diversified • Emphasis on individual dealer needs & loyalty • Strength of dealer relationships is key Transition (‘09 - ’13) • Decreased GM exclusivity • Focused on product offering and quality • Created culture of service leadership • Built dealer trust Captive (until 2008) • Exclusive relationship with GM to provide subvented retail and lease financing • Floorplan finance to support GM factory sales to GM dealers

27 2015 Originations Overview by Channel Channel 2015 YoY % Change in Originations Channel 2015 Loans Per Dealer Per Month Growth +53% 4 (+1 vs. 2014) Chrysler +41% 12 (+3 vs. 2014) GM New and Used Standard Retail +21% 13 ( - 4 vs. 2014) GM Subvented Loan and Lease - 74% Building Dealer Advocacy

28 “Ally is the closest we will get to perfect” - Inder Dosajnh “These guys come up and they actually care and they’re interested in us as people. Not just as business. And that makes a big difference.” – Lane Nichols “Ally is there for the Automotive people. If it hadn’t been for Ally, I wouldn’t have been able to expand and buy another dealership. All the other banks were scared to death and Ally stepped up.” – Tom Durant “The relationship between the financial provider and the dealer is the most important relationship in any automotive business and Ally understands that.” - Jim Arrigo

29 Growth Channel – Diverse Products and Relationships Active Dealer Participation 2015 New Growth Originations by Nameplate 2015 Originations by Product 2015 Originations by Tier 9,327 10,146 10,946 2.2 2.9 3.9 2013 2014 2015 Active Growth Dealers Units per Month per Growth Dealer Ford / Lincoln 20% Maserati 13% Kia 12% Nissan / Infiniti 12% Hyundai 10% Mitsubishi 7% Toyota / Lexus 7% RV 6% Honda / Acura 5% Other 8% Credit Tier = Ally internal credit score, incorporating numerous borrower and structural attributes S 25% A 42% B 24% C 8% D 1% New Retail 38% Used Retail 55% Lease 7%

30 2015: Transformation Was Tested and Proven ~80% of lost GM business was replaced with prime quality originations Total Originations 2014 to 2015 ($ billions) 2014 2015 $41.0 $9.9 $0.6 $3.4 $2.5 $1.3 $2.1 $41.0 GM Standard Prime Retail Loss of GM Lease and Subvented 84 - Month Prime Strategy Non - GM Prime Retail Non - Prime Strategy Non - GM Lease

31 Focus on Risk - Adjusted Returns Buy Rate and NAALR by Credit Tier (2014 and 2015) Credit Tier = Ally internal credit score, incorporating numerous borrower and structural attributes NAALR = Projected Net Average Annualized Loss Rate S A B C D % of '14 and '15 Originations 34% 38% 20% 7% 1% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% S A B C D 2015 Rate 2014 Rate 2015 NAALR 2014 NAALR

32 Keys to Success: Customer Approach and Adaptability Ally Philosophy: Be an “ally” from many perspectives - Products, service, training, customer touchpoints/loyalty, insurance, remarketing, community service Depth of Relationships: 25% of dealers use 4+ products; 25% of floorplan dealers have 25+ year relationship Dealer Customer Base: 17 thousand active dealer relationships; 4 thousand added since 2010 Consumers: 4.5 million customers are part of Ally family through life of contract Relationship Driven Customer Approach Footprint: Large, influential and listens carefully Expertise: Experience in all facets of business; Knowledge across channels and products Technology: Infrastructure to activate programs and serve the changing needs of the marketplace broadly Adaptability

A Powerful Go - to - Market Strategy 33 Comprehensive and Valuable Product Suite Differentiated and Unmatched Approach More Than Making Loans Leases Insurance Products SmartAuction Used Retail Loans New Retail Loans Commercial Loans Performance Development Center Dealer Marketing Services Ally Dealer Rewards

The Industry is Evolving 75 % W ould buy a car online if they could experience the car virtually 3 W ant to start negotiations online 2 1.6 A verage # of visits to showrooms compared to 4 just 5 years ago 4 56% 75 % Utilize digital channels as their primary information source 1 Consumer preferences are creating opportunities for innovation across the industry Implications : • Focus on building and maintaining consumer relationships earlier • Consumers requiring greater transparency and easy access to options • Digital innovations are increasing rapidly to satisfy consumers 1 Autotrader, 2014 Automotive Buyer Influence Study; 2 2015 Autotrader Car Buyer of the Future Study; 3 Accenture Automotive Industry Digital Survey 2015; 4 McKinsey&Company, Innovating Automotive Retail, February 2014 34

The Future of Mobility Services Primary Model Today • OEMs design, manufacture and market • Dealers build and maintain customer relationships • Fleet providers are taxis, limos, rentals, etc. (est. 30% of sales) • Transacting in - store is still the norm • Heavy investment in personnel and real estate Industry in Transition: Near - term Potential Shifts • Ridesharing, electric vehicles and autonomous driving • Significant investment in customer digital experiences • Shift to higher mileage fleets as idle capacity gets used • Vehicle features emphasize passengers The Future: Long - term Mobility Shifts • Focus on access, safety, sustainability of personal mobility • I ncreasing utility of vehicles is key – more miles driven • O n - going (vs. transactional) consumer experience • Changed fleet dynamics – opportunities created Leverage strengths to adapt origination strategies to align with market trends Current Model Near - term Potential Shifts Long - term Mobility Shifts 35

Ally Auto Adapting to the Future

Building Blocks as Leader in Point-of-Sale Auto Financial Services

Broad Originations	Trusted Advisor Status	Market Leading Client Loyalty	Stable Funding
Holistic support to/from the industry; Successfully mitigated OEM-related concentration risks; comprehensive product and service offering	Expertise and quality of our associates differentiates us from competition	Large, long-term relationships reinforced with operating scale and comprehensive loyalty rewards programs	Leveraging bank deposit funding allows us to be a stable financing source through economic cycles

New Capabilities in Development

Digital Consumer Interface	Innovative Products for Mobility Shifts	SmartAuction Consumer Marketplace
Digital environment blurs the lines between Indirect and Direct Lending and expands reach for Ally and dealer clients	As a sharing economy changes how the industry views vehicle ownership, Ally is piloting products to meet marketplace needs	Expanding leading B2B digital auction to C2B with the potential to add P2P

Leading the Industry Today and Prepared to Lead in the Future

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ALLY FINANCIAL Investor Day

37 Dealer Financial Services Insurance Doug Timmerman President, Ally Insurance

Ally Insurance Reinforces Dealer Relationships

F&I Products

Product	Description
Vehicle Service Contracts (VSCs)	• Supplemental coverage to manufacturer's warranty
Guaranteed Asset Protection (GAP)	• Covers borrower's responsibility for the "gap" between amount owed and value of a totaled or stolen vehicle
Maintenance Contracts	• Covers cost of scheduled maintenance (e.g., lube, oil, filter, tire rotation, etc.)
Other Ancillary	• Tire and wheel, theft protect, appearance protection and SmartLease Protect

- F&I sales represent 25% of overall dealer gross profit
- Key driver of customer retention and service department loyalty
- Ally acts as trainer and consultant to dealer to optimize results

P&C Products

Product	Description
Vehicle Inventory Insurance	• Physical damage coverage for vehicle inventories
Garage Liability	• Physical damage coverage for remaining dealership property and majority of needed liability coverage

- Niche product
- Aligns to floorplan financing business
- Ally acts as trusted advisor to dealer

38

ALLY FINANCIAL Investor Day

39 Business Focus • Focus on diversifying business mix • Introduced Ally Premier Protection, a new VSC product and system - Feedback on product and system is positive - Business is transitioning well • Momentum in developing new dealer relationships - New conquest volume in 2015 was greater than 2013 and 2014 combined • Continue to enhance Vehicle Inventory Insurance profitability - Client selection - Market acceptance of premium increases

40 Dealer Financial Services Underwriting and Servicing Mike Kane Vice President, Consumer Credit Operations

Disciplined and Analytical Risk Management Risk & Pricing Models Source Applications Credit / Risk Models Credit Decision Feedback Loop • Retail / Lease • Prime / Non Prime • New / Used • Credit Bureau Information • LTV • PTI Approval / Qualify / Decline Risk Ranking Pricing • Detailed segment review by vintage • Dealer and geography review • Track versus expectations • Monitor exceptions (~30% Automatic Decision) (~16,000+ Price Points) 41

Measured Approach to Booking New Volume 42 Non Prime Approval Rates by Credit Tier Non Prime Book to Approve by Credit Tier Prime Approval Rates by Credit Tier Prime Book to Approve by Credit Tier Includes new and used retail loans. Credit Tier = Ally internal credit score, incorporating numerous borrower and structural attributes 91.9% 90.9% 89.0% 89.0% 86.9% 74.0% 72.2% 68.9% 66.5% 66.0% 47.9% 48.3% 46.9% 45.0% 44.8% 18.6% 20.6% 20.8% 19.4% 16.6% 2011 2012 2013 2014 2015 S A B C 46.7% 52.8% 53.3% 51.9% 48.6% 32.2% 38.5% 40.0% 37.6% 32.4% 17.3% 23.6% 24.9% 23.0% 19.0% 5.1% 7.3% 6.7% 5.8% 4.1% 2011 2012 2013 2014 2015 A B C D 60.2% 52.6% 45.9% 43.7% 35.3% 49.8% 44.3% 36.8% 35.7% 34.1% 45.3% 39.5% 33.4% 29.9% 29.4% 31.8% 28.4% 25.6% 20.0% 15.8% 2011 2012 2013 2014 2015 S A B C 54.5% 45.5% 34.8% 39.1% 37.5% 46.2% 40.3% 32.8% 29.6% 30.6% 41.2% 37.1% 30.6% 25.5% 25.9% 32.8% 31.1% 23.4% 20.6% 16.9% 2011 2012 2013 2014 2015 A B C D

43 Focus on Risk - Adjusted Returns Credit Tier = Ally internal credit score, incorporating numerous borrower and structural attributes NAALR = Projected Net Average Annualized Loss Rate Credit Tier Volume ($B) % Total Average Buy Rate NAALR Average FICO S 9.8$ 33% 2.66% -0.11% 777 A 11.0 37% 4.57% -0.68% 688 B 6.1 21% 8.04% -1.78% 647 C 2.4 8% 11.88% -2.61% 611 D 0.4 1% 16.30% -3.81% 575 Total 29.6$ 100% 5.46% -1.00% 700 Credit Tier Volume ($B) % Total Average Buy Rate NAALR Average FICO S 12.7$ 35% 3.24% -0.14% 753 A 13.8 38% 5.26% -0.77% 670 B 7.2 20% 8.69% -2.07% 636 C 2.4 7% 12.27% -3.45% 600 D 0.2 1% 17.65% -4.91% 571 Total 36.3$ 100% 5.81% -1.11% 687 2014 Full Year Total Retail 2015 Full Year Total Retail

44 Dealer Financial Services SmartAuction Steve Kapusta Vice President, Remarketing

45 SmartAuction • Industry - leading wholesale internet auction launched in 2000 • Key component to leasing strategy and valuable risk management tool

46 SmartAuction Diversified Growth 33.8 150.4 302.5 327.3 321.0 334.8 369.7 398.5 434.9 441.4 411.9 343.8 220.7 263.3 378.5 356.8 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Diversified Vehicles Ally Vehicles GM Vehicles Total Diversified vehicles sold have increased 17% annually since 2004 Vehicles Sold on SmartAuction (Units in 000s)

SmartAuction – Future Initiatives 47 □ Continued Consignor Diversification - Leveraging key i ntegration e fforts □ Consumer to Business Adaptation - Strategic partnerships with consumer facing platforms - Maximize Ally cross - sell opportunities and access to non - Ally customers □ Multi - platform B idding

SmartAuction Demonstration 48

Dealer Financial Services Summary 49 • Differentiated, market - leading auto financial services business • Relentless about taking care of the customer • Unique product capabilities to serve all of our customers’ needs • Ability to adapt to shifts in competitive environment, credit cycle, product mix and marketplace dynamics • Industry is evolving and Ally is positioning to continue its leadership role Expect series of announcements in 2016

50 Deposits and Consumer Products Diane Morais CEO and President, Ally Bank

Historical Challenges Became a Creative Opportunity • Lack of available funding in capital markets threatened company • Deposits business created to stabilize funding Unveiled an opportunity to reinvent banking • Consumer distrust of traditional banking model • Increasing digital adoption • Unencumbered from legacy infrastructure and high - cost channels Not just another bank, a better bank • Customer - focused franchise poised for continued growth 51 Financial turmoil created a business need

We Created a Bank That Put the Customer At the Center Talk Straight Be Obviously Better Do Right 52

• Intentionally designed every interaction to combine the best technologies with the best people x Streamlined intuitive design x Seamless banking across devices x World - class customer service 24/7 • Delivered customer centric products and features that were unmatched in the industry x Raise Your Rate / No Penalty CDs x Best Rate Guarantee Ally Raised Customer Expectations 53

60% 24% 40% 2010 2015 30% 9% 2010 2015 333% Consumers Shifting To Digital Banking 1 2015 Financial Brand; 2 2015 Experian State of Credit; 3 FDIC National Information Center and SEC Filings 54 $256 $276 $309 $325 $351 $377 $409 3Q09 3Q10 3Q11 3Q12 3Q13 3Q14 3Q15 100.2 99.1 98.7 97.9 96.9 95.4 94.0 2009 2010 2011 2012 2013 2014 2015 U.S. Domestic Branch Decline 2 (000s) U.S. Direct Bank Retail Deposit Growth 3 ($B) Weekly Mobile Banking Users 2 Weekly Branch Users 1

Strong Growth While Improving Interest Expense Grew to $ 55B While Reducing Interest Expense (Rate Paid) by 37% 55

Ally Bank Retail Deposit Growth Against Market Outpaced Retail Deposit Market Growth By More Than 9X Ally Bank Retail Direct Bank Deposit Share Ally Bank Retail Deposit CAGR Direct Bank CAGR Retail Deposits CAGR 56 Sources: FDIC National Information Center and SEC Filings

2010 2011 2012 2013 2014 2015 Customer Growth and Retention Steady Customer Growth While Retaining >90% 390K 500K 625K 785K 910K 1.1MM 57

58 Ally: The Leading Direct Bank Franchise 2015 Market Share of Direct Banks 13.1% 77% Deposit Customers 1.1 MM 170% Retail Deposit Balances $55.4 B 154% Active Online Customers 60% 192% Customer Retention 93% 90% Noninterest Cost of Deposits 0.49% 69% Interest Expense (Rate Paid) 1.14% 37% Noninterest Cost Per Account $137 72% Trend 2010 – 2015

Our Customers Are Advocates 59 Source: 2015 Ally Bank Customer Forum Loyalty Survey

Consistently Recognized as an Industry Leader 60

2014 2015 61

5.5 Million Customers to Drive Growth 9% 62 Diversified Customer Base Open to a Broader Relationship Silent 34% Boomers 33% Gen X 24% Millennials Why Millennials Matter • 47 % of new Bank customers - 34 % are affluent • $200 billion annual spending 1 • Financial assets projected to grow 15% annually 2 - $ 1.4 trillion in 2015 to $11.3 trillion in 2030 • Projected to receive $30 trillion in generational wealth transfer 3 1 Forbes.com – 10 New Findings About The Millennial Consumer, Jan. 2015; 2 Dupress.com – The Future of Wealth in the United S tates, Nov. 2015; 3 Morganstanley.com – The $30 Trillion Challenge, Apr. 2015

Expanding Franchise, Leveraging Customer Base 63 Product Expansion Guided By Three Simple Principles Customer Opportunity Drive Shareholder Value Appropriate Risk vs. Return x Gauge customer demand for a new Ally product or service x Total market potential and Ally’s ability to differentiate within the segment x Diversify revenue over time x Create fee income to drive incremental ROE x Incremental EPS growth over the medium term; optionality for significant growth over the long term x Enter market with low risk and low capital investment x Gradual deployment focusing first on Ally existing customers

Ally Bank Credit Card 30 % average consumer credit card utilization 2 existing customers opening new credit card in next 2 years 1 2.24 average number of credit cards per consumer 2 12% 85 % existing Ally customers currently use credit cards 1 1 Ally Bank Consumer Forum, Credit Card Study, 2015; 2 2015 Experian State of Credit; 3 2015 U.S. Affluent Millennial Research Survey 64 Credit Cards are a Highly Valued Component of a Consumer’s Banking Relationship • Most requested product • Deepen customer relationships • Co - branded issuance • Not on balance sheet (initially) • Low capital, low risk 67% affluent millennials using credit cards 3

The Mortgage Opportunity 90 % Ally customers are prime Ally customers in market annually $8.3 Trillion U.S. consumer mortgage debt balance 1 >10% 70 % Ally customers own homes or soon will 1 Quarterly Report on Household Debt and Credit, Federal Reserve Bank of New York, Nov 2015; 2 NAR Generational Survey: Millennials Lead All Buyers, Most Likely to Use Real Estate Agent, March 11, 2015 65 Largest Portion of Household Debt, Mortgage is a Natural Next Step for Ally • Cornerstone financial product • Untapped earnings growth • Asset diversification • Online, direct lending opportunity >30% Home buyers are millennials 2

Mortgage – Customer Origination Strategy x Establish high - quality private label supplier relationship with active vendor oversight x Limit risk to market cyclicality x Maintain conservative product mix to minimize compliance and regulatory concerns x No MSR asset , limited rep and warrant risk – no direct sales to GSEs x Originate limited customer volume (projected $1 - $5 billion annually) – not high volume x Retain optionality to minimize vendor dependency and reputational risk x Third - party servicing for all mortgages 1 2 3 Direct to Consumer mortgage originations Conforming loans, including servicing rights, sold to private label supplier High - quality jumbo loans retained on Ally’s balance sheet Dedicated to Limiting Risk While Advancing Strategic Priorities 66

Summary 67 • Well - positioned leading online bank with momentum • Ally is aligned with consumer market trends – convenient , transparent and digital • Attractive and growing customer base • Product expansion in 2016 – low risk, modest revenue near - term • Creating foundation and optionality for future growth and diversification

68 Risk Management Dave S hevsky Chief Risk Officer

69 Enterprise Risk Management – Overview Provide independent view of risk to maintain profitability, strong capital and liquidity through the cycle Key Aspects of Ally’s Risk Appetite and Culture Prudent risk taking to generate attractive risk adjusted returns Minimize exposure to certain risks, such as legal and compliance Protect franchise value and reputation Empower all employees to escalate and manage risks Risk Appetite and Culture Statement Highlights Independence Nearly 100 years of history Explicit guardrails Relentless back - testing Checks and balances Regulatory oversight Robust new product approval

Risk Management Transformation Legacy (Pre - BHC) Current Underwriting / Collections • Decentralized • Pricing based on “averages” • Limited segmentation • No formalized limits • Centralized scorecard development and implementation • Data driven risk - adjusted probabilities • Focus on layered (multidimensional) risk • Granular – 16,000 risk - based pricing points • FICO floor is unchanged since 2012 Risk Management Function • Embedded in business • Decentralized • Independent and centralized • Robust monitoring and back - testing • Significant board and regulatory oversight Lease Residual Setting • 100% of ALG • Robust in - house analytics on a model - by - model basis • Residuals can materially differ from ALG Stress Testing • Not completed or completed ad - hoc • Completed Ally wide • Embedded as business as usual • Helps in establishing risk limits Loan Review • Function did not exist • Mature, independent function • Staffed by experienced credit experts • Extensive file reviews of commercial and consumer credit 70

Ally’s Three Lines of Defense (LoD) G rounded in Three Lines of Defense to ensure risk and reward tradeoff is properly identified, measured and managed 1 st Line of Defense “Owns the Risk ” 2 nd Line of Defense “Framework, Program, Policy” 3 rd Line of Defense “Assurance” Internal Audit • Verify the effectiveness of risk management practices and internal control environment • Reports to the Board Business Units • Implement and operate controls • Conduct risk identification and assurance testing • Mitigate and elevate encountered risks • Quality Control Risk Management • Program and policy requirements • Analytics/Reporting • Oversight/Management • CCAR/Stress Testing • Quality Assurance 71 Loan Review • Provide independent assessment and testing • Provide senior management and Board with objective and timely assessment of the overall quality of the loan portfolio • Reports to the Board

Ally’s Risk Management Processes Risk management is integrated in the day - to - day business operations but also serves as an important independent check and balance Risk: • Alternative models to improve strategies RISK MANAGEMENT PRODUCT PLANNING WRITE - OFF COLLECTIONS/ DISBURSEMENTS ACCOUNT MAINTENANCE CREDIT/ACCOUNT ACQUISITION Risk: • New Product Assessments/Approval • Setting Credit Policy • Vendor Risk Assessments • Model Validations/Assessments • Fraud Controls Risk: • Quality Monitoring (QA Reviews) • Risk Appetite Metrics and Guardrails • Fraud Detection Risk: • Portfolio Monitoring • Risk Appetite Metrics/KRIs Risk: • Analyze Credit/Fraud Losses • Loss Forecasts Governance Risk: • Establish Risk Appetite • Risk Committees • Risk Policies • Underwriting Criteria • Delegated Lending Authority Enterprise Risk Enterprise Risk: • Stress Testing & Scenario Analysis • Economic Capital • Risk & Control Self Assessments • IT Risk Assessments Treasury Risks Treasury: • Liquidity Forecast • Liquidity Stress Testing • Contingency Funding Plans • Interest Rate Risk Management • Investment & Counterparty Limits 72

73 Ally’s Credit Risks Asset Class Portfolio (12/31/15) 2015 NCL% 2015 NCL $ Total Loan Portfolio $112B 58 bps $609 mm Retail Auto $64B 95 bps $578 mm Commercial Auto $35B 1 bps $3 mm Mortgage $10B 35 bps $31 mm Corporate Finance $3B (12) bps $(3) mm 1 Represents Ally’s estimate of annualized net credit losses in a typical CCAR Severely A dverse S cenario. Range is representative of 9 - quarter average annualized losses and the peak quarterly annualized loss rate. Low loss, short duration balance sheet minimizes volatility through cycles • Retail auto net charge - offs expected to increase 10 - 15 bps in 2016 • Stressed losses of 180 – 220 bps 1 assuming CCAR Severely Adverse Scenario - Scenario would result in ~ $500 – $750 mm of additional credit losses relative to the 2015 portfolio

74 Lease Residual Risk • Ally has unique capabilities to manage the lease portfolio - Independent residual analysis team – not reliant on Automotive Lease Guide - Residual setting process is much more advanced and portfolio mix is better positioned to withstand a downturn - SmartAuction – realize $500 more per vehicle at disposition versus physical auction • Expect portfolio to remain solidly profitable despite expected decline in used vehicle prices Lease residual risk declining significantly Lease Portfolio Balance ($ billions) $20 $16 $13 $10

75 Used Vehicle Pricing • Used car prices have performed better than Ally expectations - Increase in demand (unemployment picture) has offset increasing used vehicle supply • Ally forecasts ~5% decline in used car prices per year over the next two years - Assumption incorporated into pricing and residual setting assumptions Exposure to used v ehicle p rices declining as lease portfolio shrinks Ally Used Vehicle Index 1 and Lease Terminations 2 1 Non - Seasonally Adjusted Index; values represent period averages. 2 Actual termination volumes and timing may vary from forecasted volumes based on factors such as lease originations and OEM "pull - ahead" programs 32 34 37 46 61 85 79 71 65 64 65 70 79 74 73 69 80 75 73 52 46 31 28 30 4Q13 104.6 2Q14 116.5 4Q14 108.1 2Q15 117.4 4Q15 108.7 4Q16(F) 100.5 4Q17(F) 96.9 4Q18(F) 94.8 80 90 100 110 120 130 Lease Terminations (000s) Index Sensitivity to Prices • 1% change in market values = $50 mm revenue impact in ‘16 and ‘17 • Drops to $20 mm in ‘18

76 Regulatory Oversight In addition to internal risk management and governance, Ally is subject to regulatory examinations and oversight by the Federal Reserve, FDIC, UDFI and state agencies • CCAR stress test provides a detailed assessment of Ally’s risk management and capital adequacy processes, both on a qualitative and quantitative basis - I ndependent projections of the balance sheet, pre - provision net revenue, credit losses and capital • Ally’s largest portfolios , retail auto and dealer floorplan loans, have historically experienced low loss rates compared to other asset classes in the CCAR analysis - The Fed’s projected loss rates are consistent with those experienced during the Great Recession, and significantly more conservative in some cases 1) Results from the Federal Reserve Board (“FRB”) Dodd - Frank Act Stress Test (“DFAST”), which excludes capital actions 2) Other includes FRB assumptions during the 9 - quarter horizon for RWA growth, tax, etc. 3) Retail auto loans align to the FRB loan type ‘Other Consumer’ 4) Commercial auto loans align to the FRB loan type ‘Commercial and Industrial’ FRB 2015 Severely Adverse Results (1) Tier 1 Common 3Q 2014 9.70% PPNR 3.1% Provision -4.6% Security losses -0.5% Other (2) 0.1% 4Q 2016 7.90% 9-quarter ∆ -1.80% Implied Annualized Portfolio Losses $ billions loss % Retail auto loans (3) $1.2 2.3% Commercial auto loans (4) 0.7 2.0% First-lien mortgages 0.1 2.4% Junior liens & HELOCs 0.1 3.6% Commercial real estate 0.1 2.3% Other loans 0.0 5.6% Total $2.3 2.2%

77 Perspective on Auto Cycle • Pent up demand combined with favorable consumer fundamentals - All - time high average vehicle age • Healthy consumer - Stable to improving wages and employment - Low gas prices - Manageable debt load • Affordable payments - Low interest rates - Longer terms supported by longer lasting vehicles Loans outstanding increasing out of crisis Consistent industry subprime allocation Sources: Ally Economics, Federal Reserve Board Sources: Ally Economics, FRB of New York Constantly monitoring internal performance and external indicators to drive risk decisions 10% 15% 20% 25% 30% 35% 40% 2Q 04 1Q 05 4Q 05 3Q 06 2Q 07 1Q 08 4Q 08 3Q 09 2Q 10 1Q 11 4Q 11 3Q 12 2Q 13 1Q 14 4Q 14 3Q 15 Subprime as a % of Total Originations -10% -5% 0% 5% 10% 15% 20% 1Q 95 4Q 95 3Q 96 2Q 97 1Q 98 4Q 98 3Q 99 2Q 00 1Q 01 4Q 01 3Q 02 2Q 03 1Q 04 4Q 04 3Q 05 2Q 06 1Q 07 4Q 07 3Q 08 2Q 09 1Q 10 4Q 10 3Q 11 2Q 12 1Q 13 4Q 13 3Q 14 2Q 15 Vehicle Loans Outstanding, Y/Y%

78 Risk Management Consumer Automotive Credit Risk Steve Merritt Chief Risk Officer, Consumer Auto

79 Consumer Auto Lending Philosophy x Extend credit to consumers with the willingness and ability to pay x Utilize wealth of historical data to drive statistically sound risk - based pricing decisions x Strive to get as granular as practical x Avoid adverse selection x Monitor performance real - time to understand any changes in consumer behavior x Back - test versus expectations to drive feedback loop back to business partners

Retail Auto Historical Losses Retail auto historical losses shown on a serviced basis ( excludes Nuvell ). Internal management view, see Appendix for more details. Source: Unemployment rate – U.S. Bureau of Labor Statistics Unemployment (Y - Y Change) Annualized Net Credit Losses Months -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 1 4 7 10 1 4 7 10 1 4 7 10 1 4 7 10 1 4 7 10 1 4 7 10 1 4 7 10 1 4 7 10 1 4 7 10 1 4 7 10 1 4 7 10 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Serviced Retail Annualized NCL% Current Coverage Rate Unemployment Rate (Y-Y) 4Q 2015 coverage rate = 1.30% Variation in losses highly correlated with the change in the unemployment rate 80 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Wtd. Avg. FICO 707 712 712 716 741 739 720 706 699 700 687 FICO <620 11.9% 11.2% 11.9% 9.1% 0.8% 2.5% 6.9% 10.5% 11.6% 10.9% 14.2% FICO <540 1.2% 1.3% 1.4% 0.8% 0.0% 0.0% 0.0% 0.8% 0.9% 0.9% 1.5% Wtd. Avg. LTV 99.0% 102.7% 104.8% 105.8% 99.9% 96.0% 98.2% 101.3% 102.5% 102.8% 104.9% Wtd. Avg. PTI 13.7% 13.4% 13.9% 12.7% 10.4% 10.9% 11.2% 11.5% 11.5% 11.0% 11.0% Wtd. Avg. Term 60 62 60 64 65 65 67 69 71 71 73

81 Priced Loss Assumptions • Expected net losses incorporated in profitability analysis at time of origination at granular level and tracked at every aging point over the loan life • Loss assumption segmentation includes numerous finely sliced variables resulting in thousands of segments - Proprietary score ( includes numerous credit bureau and deal structure variables) - Channel - FICO - Non - traditional sources of credit data (e.g., utility bills) - Loan - to - Value (LTV) - Term - Subvention vs. Non - subvention - Product - Make / Model - Model Year / Mileage • Granular segmentation monitoring creates feedback loop to detect and fix issues early in vintage life • Vintages performing in line with expectations and still profitable in a stressed “max” case

• Ally has modestly expanded lending into higher yielding assets while limiting exposure to deeper subprime - Shifting from low yielding super prime loans to more prime and near prime assets Prudent Credit Expansion 82 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% <=.10% .11-1.00% 1.01% - 2.00% 2.00% - 3.00% 3.01% - 4.00% 4.01% - 5.00% 5.01 - 6.00% 6.01% - 7.00% 7.01% - 8.00% 8.01% - 9.00% 9.01% - 10.00% >10% % of Total Retail Origination 2011 2012 2013 2014 2015 Distribution of Expected Losses – NAALR NAALR NAALR = Projected Net Average Annualized Loss Rate

Non Prime

- **Modest YoY increase primarily driven by new scorecards (better risk ranking)**
- **Unique underwriting and collections policies, processes and teams:**
  - FICO floor has remained unchanged since 2012
  - No 84 month term
  - More stringent underwriting criteria (e.g., LTV, PTI, DTI, mileage, max amount financed)
  - Applications are manually reviewed and decisioned by an experienced underwriting team
  - Income, employment & customer interviews for customers not meeting risk-based verification bypass strategy
- **Risk discipline driving significantly lower approval rate vs. prime**
- **Asset quality in line with expectations**

Modest Increase in Non Prime Originations



(% of $ Loan Originations)
88%
89%
86%
12%
11%
14%
2013
2014
2015
Non Prime (<620 FICO)
Prime

83

ALLY FINANCIAL Investor Day

84 Month Term

While the auto industry has been migrating to longer terms, Ally places tighter policy parameters on extended term loans to mitigate risk

- **Board established origination limits and tighter underwriting parameters**
  - Only available to Ally's top three credit tiers (709 WA FICO)
  - More stringent max vehicle age, mileage, LTV, PTI, and minimum FICO
- **Pricing model assumes incremental loss on 84 month loan vs. 72 month**
- **Average life of 84 month loan not significantly different than 72 month**
- **Asset quality in line with expectations**

After testing for ~3 years, Ally rolled out an 84 month loan product nationally in February 2015

2011	2012	2013	2014	2015
Product was designed and approved by Ally's New Product Committee in Oct.	Starting in Feb., product tested in 21 states	Ongoing assessment of market reception and credit performance	Expanded to 10 more states in Dec.	National rollout in Feb. after Ally BOD review and portfolio limits established

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ALLY FINANCIAL Investor Day

85 Financial Overview and Outlook Chris Halmy Chief Financial Officer

86 Financial Profile Highlights • Clean, low loss, short duration balance sheet • Strong capital, subject to rigorous internal and external stress testing • Generating capital through earnings as well as DTA utilization • Conservative liquidity posture to ensure business continuity through market disruptions • Significant opportunity to decrease expensive unsecured debt footprint over time • DTA significantly reduces cash tax payments through 2018 • Focused on efficient capital deployment and ROE optimization versus growth • Driving operating leverage with revenue growth outpacing variable expenses Financial Profile Designed to Provide Reliable Results Through Cycles

Summary of Financial Targets Core ROTCE 1 Adjusted EPS Growth 1 Adjusted Efficiency Ratio 1 Adjusted TBV per Share 1 Growth Dividend Yield Deposits as % of Funding 9.4% $2.00 / 19% Mid - 40% $ 24.6 / 8.5% N/A 47% 10.0% 15% +/ - Mid - 40% 9 - 10% 1 - 2% 50 - 55% 12.0% 15% +/ - Low - 40% 10% +/ - 2 - 3% 6 0% +/ - 87 2015 2016 Target Long - Term 1 Represents a non - GAAP financial measure. See Appendix for details

Tangible Drivers of 15% +/ - EPS Growth 2016 Earnings Per Share Growth 88 2017 and Beyond Earnings Per Share Growth • $170 million lower preferred dividends • Growing net interest income • Partially offset by: - Higher provision e xpense on retail l oan g rowth - Non - recurring 2015 positive items • Share repurchases • Continued “Regulatory Normalization” and core deposit funding • Modest business expansion in higher ROE assets Trade off between business expansion and share repurchases driven by capital allocation framework and regulatory constraints

89 Capital Structure • Ally has made substantial progress normalizing the capital structure • Series G redemption in 2015 positions Ally to distribute common capital in 2016 2009 Pro Forma 2016 Tier 1 Common Ratio: 4.9 % Annual Preferred Dividends : $1.2B Common Equity Tier 1 Ratio: 9.2% Annual Preferred Dividends: $ 0 Includes impact of actions approved during CCAR 2015 for 1H 2016 execution Common Capital 31% US Treasury MCP 23% Other Preferreds 26% Trust Preferred 10% Tier 2 & Other 9% Common Capital 74% Trust Preferred 12% Tier 2 & Other 13%

Capital Allocation

- Capital generation through earnings and DTA utilization will substantially outpace RWA growth, leading to additional excess capital
- Common Equity Tier 1 target of ~9.0% based on Ally risk profile


~12% Growth
Common Equity
$11.9B[1]
Net Income
~$1B
+
Disallowed DTA Utilization
~$0.4B

Capital Allocation

- Common Dividends
- Share Repurchases
- Asset Growth
- Liability Management

Alternatives to deploy capital not mutually exclusive; shareholder value creation will remain the determining factor in capital allocation

[1] Based on Basel III fully phased-in approach

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ALLY FINANCIAL Investor Day

91 Capital Allocation Hurdle Rates • C ontinually evaluate capital allocation alternatives to maximize shareholder value creation • W ill prioritize share repurchases over balance sheet growth given current valuation - W ould require a return on capital in excess of 17% to achieve EPS impact of share repurchases Ally Stock Price $14 $16 $18 $20 $22 $25 Price to Tangible Book 0.57x 0.65x 0.73x 0.81x 0.89x 1.00x ‘Return’ on Repurchases 19% 17% 15% 13% 12% 11%

92 Deferred Tax Asset • Deferred tax assets significantly reducing cash taxes paid through 2018 - Expect to fully utilize NOLs in 2018 - Exploring opportunities to utilize Foreign Tax Credits currently with Valuation Allowance • Incremental regulatory capital generated by reduction of disallowed DTA Deferred Tax Asset (12/31/15) ($ millions) $1,220 $1,128 $1,100 $952 $980 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 Disallowed DTA Balance Based on Basel III fully phased - in approach ($ millions) Gross DTA/(DTL) Balance Valuation Allowance Net DTA/(DTL) Balance Net Operating Loss (Federal) 950$ -$ 950$ Tax Credit Carryforwards 1,941 (472) 1,469 State/Local Tax Carryforwards 194 (110) 84 Other Deferred Tax Liabilities, net 1 (1,144) - (1,144) Net Deferred Tax Assets 1,941$ (582)$ 1,359$ 1 Primarily book / tax timing differences

Building Tangible Book Value Focused on protecting and growing book value per share over time 93 2013 2015 GAAP Equity 14,208$ 13,439$ Less: Preferred Equity (1,255) (696) Less: Goodwill (27) (27) GAAP Tangible Common Equity 12,926$ 12,715$ Less: Unamortized OID (net of tax) (1,011) (861) Less: Series G Liquidation Premium (2,342) - Adjusted Tangible Common Equity 9,573$ 11,855$ Adjusted TCE Per Share 19.95$ 24.60$ Adjusted Tangible Book Value per Share $19.95 $24.60 ~$27 ~$29 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 4Q16 4Q17 Represents a non - GAAP financial measure

94 Earning Asset Trajectory • Auto Finance assets expected to grow modestly in 2016 • Growth primarily driven by less capital intensive, higher ROE assets Asset growth with stable NIM drives growth in net finance revenue and ROTCE Balances as of 12/31/2015; yields represents full year 2015 average $ billion Balance Avg. Yield 2016 Expectations Retail Auto Loan $64 5.1% Retail growth offsets lease decline Commercial Auto $35 2.9% Expect portfolio to remain stable Auto Lease $16 6.4% Portfolio declining significantly Mortgage $10 3.3% Growing 20+% through purchases and originations Corporate Finance $3 6.6% Corp Finance business growing 25% Y/Y Total Loans & Leases $128 4.7% 3-4% growth with stable porfolio yields Securities $17 2.2% Growth in HQLA / Level 1 assets Cash & Other $4 0.2% Total Earning Assets $145 4.3% Portfolio yield to remain relatively constant FY 2015

95 Earning Asset Yields Attractive asset yields relative to risk profile of the balance sheet Source: 2015 full year company filings 7.2% 4.3% 3.8% 3.4% 3.4% 3.4% 3.2% 3.2% 3.2% 3.1% 2.8% 2.5%

96 Funding Mix • Growth in deposit funding will continue to drive cost of funds improvement • ~$15 billion of total available liquidity - Subject to internal and external stress testing Growing deposits as unsecured debt footprint declines 2015 Funding Profile Targeted Long - Term Funding Profile FHLB 7% Other Secured Funding 29% Deposits 47% Unsecured 17% FHLB 0.9% Deposits 1.1% Other Secured 1.2% Unsecured* 4.9% Average Cost of Funds * Excludes hedging activity FHLB 10% Other Secured Funding 22% Deposits 60% Unsecured 8%

Trajectory to Investment Grade Ratings Ally h as m ade c ontinued progress towards achieving Investment Grade rating Current Ratings • Priority to achieve Investment Grade rating • Strong momentum in 2015 with S&P moving to Positive Outlook and DBRS upgrading to BB (High) • Ally’s financial profile is already indicative of an Investment Grade rating Ally Unsecured Credit Rating B B+ B+ B+ BB BB BB+ B BB BB - BB - BB BB+ BB+ BB( Low) BB (Low) BB (Low) BB (Low) BB BB BB 3 4 5 6 7 8 9 10 FYE 2010 FYE 2011 FYE 2012 1H2013 2H2013 1H2014 2H2014 2015 S&P Fitch DBRS B - BB - BB CCC+ B B+ BB+ BBB - BB+ BB+ BB (High) Unsecured Last Ratings Agency Ratings Outlook Action S&P BB+ Positive 10/21/2015 Fitch DBRS BB(High) Positive 5/18/2015 BB+ Stable 4/8/2015 97 Note: Ally no longer has a contractual relationship with Moody’s

98 Ally Bank Funding • Targeted increase to over 90% bank funding would align Ally with peers and represents additional earnings opportunity • Ally expects to fund ~85% of originations at Ally Bank in 2016 Total Assets Funded at Ally Bank (billions) 65% 69% 70% 35% 31% 30% $151.2 $151.6 $158.6 4Q 13 4Q 14 4Q 15 Ally Bank Assets Non-Bank Assets • Auto Loans – 18% • Auto Lease – 2% • Insurance – 4% • Cash and Securities – 3% • Other Assets – 2%

($ millions) Amount Interest Rate 4 Annual Interest Expense 4 Ally High-Cost Legacy Debt 1 $6,934 6.1% $426 Additional Unsecured Debt 2 $12,071 3.1% $378 Assumed High-Cost Legacy Debt Refinanced with 1.25% Deposits $87 Savings ($) $339 Tax-Effected Savings (EPS) 3 $0.46 99 Long - Term Funding Opportunity • Opportunity to continue to reduce unsecured debt footprint over time • Unsecured debt levels are the result of legacy operations • Approximately $13 billion of maturities through 2020 with minimal expected refinancing • Continue to assess liability management relative to alternative capital deployment opportunities Additional use of Ally Bank represents a significant cost of funds opportunity 1 Defined as all debt outstanding as of 12/31/2015 with a coupon greater than or equal to 5.5%. Excludes recent 5.75% sub. n otes issuance and TruPS 2 Defined as all unsecured debt outstanding as of 12/31/2015 other than (a) High - Cost Legacy Debt, (b) retail notes, and (c) TruPS 3 Tax effected at 34 % and based on 12/31/2015 outstanding share count of 482 million shares 4 Estimated cash interest expense net of hedges. Excludes OID amortization expense and debt issuance cost amortization expense

Ally Modeled 50% Deposit Scenario 1 Pass-Through -3% 0% n/a n/a +1% 0% Δ in NFR vs Baseline 1.00% 1.50% 0.50% 0.50% 0.50% 1.50% 2.00% 2.50% 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 Ally Baseline Stable Rate Scenario Rate Shock Scenario (+100) Less than 1% probability implied by rates market 50% probability implied by current rates market 100 Interest Rate Risk • Ally’s baseline projections based on market forward curve, which assumes an additional 50 basis point Fed Funds increase by year - end 2016 • Ally’s interest rate risk position is relatively neutral - Net financing revenue benefits from recent market bias towards slower Fed Funds increases • Flattening yield curve negatively impacts net financing revenue, but Ally has been well positioned to benefit from hedge and AFS positions Fed Funds Path and Ally Financial Net Financing Revenue (NFR) 1 Results in ~80% pass - through rate over time. See Appendix for details

$2.1 $1.9 $1.8 ~$1.8 2013 2014 2015 2016 Controllable Expenses Expense Overview Significant Expense Reductions ( billions) Additional Reinvestment in 2016 $20MM Ally Auto Advantage $15MM Info Security $12MM CF & Mortgage $5MM SmartAuction $40MM Ally 2.0 $85MM IT Projects Adjusted Efficiency Ratio 1 expected to continue in mid 40% range for 2016 with additional business reinvestment 101 1 Represents a non - GAAP financial measure. See Appendix for details

Current Automotive Finance Insurance Mortgage Corporate and Other New Automotive Finance Insurance Mortgage - Ongoing Corporate Finance Corporate and Other • Realignment will provide transparency for Ongoing Mortgage and Corporate Finance segments • Timing: 1Q16 Earnings Segment Realignment Add Legacy Mortgage Remove from Corp/Other Split from Mortgage 102

• Achievable financial targets to drive shareholder value • Focus on efficient capital allocation • DTA utilization drives incremental capital for deployment • Strong, flexible funding profile with little need to access unsecured debt markets • Long - term runway for reducing unsecured debt footprint as Ally Bank funding grows • Disciplined expense management with expansion initiatives largely self funded Financial Overview Summary 103

104 Ally Brand and Customer Approach Andrea Riley Chief Marketing Officer

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135 Appendix

Notes on non - GAAP and other financial measures 136 ($ in millions, unless noted otherwise) 2015 2014 Core ROTCE Calculation Pre-tax income (loss) from continuing operations 1,393$ 1,246$ Add: Core original issue discount expense 59 186 Repositioning items 349 187 Core pre-tax income 1,801$ 1,619$ Normalized income tax expense at 34% 612 550 Core net income 1,189 1,069 Preferred dividends (Series A & G) 200 268 Operating net income available to common shareholders 990$ 800$ Tangible common equity 13,416$ 13,522$ Less: Unamortized original issue discount (1,327) (1,441) Net deferred tax asset (1,583) (1,923) Normalized common equity 10,506$ 10,157$ Core ROTCE 9.4% 7.9% Adjusted Earnings Per Share ("EPS)" Calculation GAAP EPS (diluted) (2.66)$ 1.83$ Less: Discontinued operations, net of tax (0.81) (0.47) Add: OID expense, net of tax 0.08 0.25 Capital Actions (Series A and G) 4.90 - Repositioning items / Other 0.48 0.07 Adjusted EPS 2.00$ 1.68$

Notes on non - GAAP and other financial measures 137 ($ in millions, unless noted otherwise) 2015 2014 Adjusted Tangible Book Value ($ billions) GAAP shareholder's equity 13.4$ 15.4$ Preferred equity and goodwill (0.7) (1.3) Tangible common equity 12.7$ 14.1$ Tax-effected bond OID (tax rate of 34%) (0.9) (0.9) Series G discount - (2.3) Adjusted tangible book value 11.9$ 10.9$ Adjusted Tangible Book Value Per Share GAAP shareholder's equity 27.9$ 32.1$ Preferred equity and goodwill (1.5) (2.7) Tangible common equity 26.4$ 29.4$ Tax-effected bond OID (tax rate of 34%) (1.8) (1.9) Series G discount - (4.9) Adjusted tangible book value per share 24.6$ 22.7$ Issued shares outstanding (period-end; # thousands) 481,980 480,095 Adjusted Efficiency Ratio Total noninterest expense 2,761$ 2,948$ Less: Rep & warrant expense (13) (10) Less: Insurance expense 879 988 Less: Repositioning items 7 39 Numerator 1,888$ 1,932$ Total net revenue 4,861$ 4,651$ Add back: OID 59 186 Add: Repositioning items 342 148 Less: Insurance revenue 1,090 1,185 Denominator 4,172$ 3,800$ Adjusted Efficiency Ratio 45% 51%

Notes on non-GAAP and other financial measures

1) ***Core pre-tax income (loss)*** *is a non-GAAP financial measure. It is defined as income (loss) from continuing operations before income tax expense and primarily bond exchange original issue discount ("OID") amortization expense.*

2) ***Repositioning items*** *are primarily related to the extinguishment of high-cost legacy debt in 2015 and 2014. Additionally, expenses associated with Ally's IPO were repositioned in 2014.*

3) ***Core ROTCE*** *is equal to Operating Net Income Available to Common divided by Normalized Common Equity.*

   A. *Operating Net Income Available to Common is calculated as (a) Pre-Tax Income from Continuing Operations minus (b) Income Tax Expense using a normalized 34% rate plus (c) expense associated with original issue bond discount amortization minus (d) preferred dividends associated with our Series A and Series G preferred stock plus (e) impact of any disclosed repositioning items.*

   B. *Normalized Common Equity is calculated as the two period average of (a) shareholder equity minus (b) the book value of preferred stock outstanding minus (c) goodwill and other intangibles minus (d) remaining original issue bond discount minus (e) remaining net deferred tax asset.*

4) ***Adjusted Efficiency ratio*** *is equal to (A) total noninterest expense less (i) Insurance operating segment related expenses, (ii) mortgage repurchase expense and (iii) expense related to repositioning items divided by (B) total net revenue less (i) Insurance operating segment related revenue, (ii) OID amortization expense and (iii) any revenue related to repositioning items.*

5) ***Corporate and Other*** *primarily consists of Ally's centralized treasury activities, the residual impacts of the company's corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Corporate Finance business, certain investment portfolio activity and reclassifications, eliminations between the reportable operating segments.*

6) ***Controllable expenses*** *include employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses.*

7) ***U.S. consumer auto originations***

   - *GM Subvented – subvented rate new vehicle loans from GM dealers*
   - *New Standard – standard rate new vehicle loans from GM and Chrysler dealers*
   - *Lease – new vehicle lease originations from all dealers*
   - *Used – used vehicle loans from all dealers*
   - *Growth – total originations from non-GM/Chrysler dealers (New Growth refers to new vehicle loan originations only)*

8) ***Net charge-off ratios*** *are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. Retail auto historical losses shown on slide 80 are on a serviced portfolio basis, inclusive of RV, and excludes Nuvell, Smartbuy and certain accounting reclassifications. Internal management view based on customer charge-off timing of loss. Figures will not foot to externally reported figures*

9) ***Interest rate risk modeling*** *– Ally's interest rate risk models use dynamic assumptions driven by a number of factors, including the overall level of interest rates and the spread between short-term and long-term interest rates to project changes in Ally's retail deposit offered rates. Ally's interest rate risk metrics currently assume a long-term retail deposit beta of greater than 80%. We believe our deposits may ultimately be less sensitive to interest rate changes, which will reduce our overall exposure to rising rates. Assuming a long-term retail deposit beta of 50% (vs. current assumption of greater than 80%) would result in a consolidated interest rate risk position that is asset sensitive.*

138

ALLY FINANCIAL Investor Day

Ally Unsecured Debt Securities 139 Coupon Maturity Date Principal Amount Outstanding Debt Type 3.125 1/15/2016 $500,000,000 Senior FRN 7/18/2016 $375,000,000 Senior 3.500 7/18/2016 $1,000,000,000 Senior 2.750 1/30/2017 $1,000,000,000 Senior 5.500 2/15/2017 $1,500,000,000 Senior 2.500 3/15/2017 $494,800,000 Senior 3.250 9/29/2017 $300,000,000 Senior 6.250 12/1/2017 $1,000,000,000 Senior 3.250 2/13/2018 $600,000,000 Senior 3.600 5/21/2018 $1,000,000,000 Senior 4.750 9/10/2018 $750,000,000 Senior 3.250 11/5/2018 $750,000,000 Senior 8.000 12/31/2018 $482,923,000 Sub 3.500 1/27/2019 $750,000,000 Senior 3.750 11/18/2019 $800,000,000 Senior 8.000 3/15/2020 $980,431,000 Senior 4.125 3/30/2020 $750,000,000 Senior 7.500 9/15/2020 $469,219,000 Senior 4.125 2/13/2022 $650,000,000 Senior 4.625 5/19/2022 $400,000,000 Senior 5.125 9/30/2024 $700,000,000 Senior 4.625 3/30/2025 $500,000,000 Senior 5.750 11/20/2025 $750,000,000 Sub 8.000 11/1/2031 $506,733,000 Senior 8.000 11/1/2031 $1,995,021,000 Senior 8.125 2/15/2040 $2,667,000,000 TruPs Ally Unsecured Debt Securities (as of 12/31/2015)